UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2014

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0441869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13010 Preston Road, Suite 510

Dallas, Texas 75240

(Address of principal executive offices) (zip code)

(888) 837-3910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2014, CornerWorld Corporation (“CornerWorld” or the “Company”) determined the Company would change its fiscal year end from April 30 to December 31, which will be effective immediately and effect the Company’s reporting for the 2013 fiscal year and thereafter.

The Company expects to file a transition report on Form 10-K for the seven (7) month period from May 1, 2013 through December 31, 2013 within 90 days, which will include or be accompanied by, in a separate Form 10-Q, a quarterly report for the fiscal quarter ended March 31, 2014.  Thereafter, the Company will report results quarterly and annually based on the December 31 year end in accordance with its new fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CornerWorld Corporation

Dated: April 29, 2014	By:	/s/ V. Chase McCrea III V. Chase McCrea III Chief Financial Officer